Exhibit 99.3

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
A123 SYSTEMS, INC., et al. (1)	Case Number: 12-12859 (KJC)
Debtors	Jointly Administered
Hon. Kevin J. Carey

Monthly Operating Report

For the Period December 1, 2012 through December 31, 2012

Required Documents	Form No.	Documents Complete	Explanation Attached	Debtors’ Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR- 1a	X
Schedule of Professional Fees and Expenses Paid	MOR- 1b	X
Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statements of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post Petition Taxes				X
Summary of Unpaid Post Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ David Prystash
David Prystash	January 31, 2013

Notes:

(1)         The Debtors in these Chapter 11 Cases, along with the last four digits of each Debtors’ federal tax identification numbers are: A123 Systems, Inc., (3876); A123 Securities Corporation (5388); and Grid Storage Holdings, LLC (N/A). The above captioned Debtors’ mailing address is c/o A123 Systems, Inc, 200 West Street, Waltham, MA 02451

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The financial statements provided here include consolidated results for A123 Systems, Inc (the “Company”) as the Company has several non-debtor subsidiaries.  All information contained herein is unaudited and subject to future adjustment.  The Company maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein.  In addition, the Company maintains certain liabilities on its balance sheet (such as benefits and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein.

General Notes

Condensed Combined Debtor-in-Possession Financial Statements — The condensed combined financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. In addition, the financial statements and supplemental information contained herein represent the condensed combined financial information for Debtors only. Non-debtor subsidiaries are not included in the condensed combined income statement or condensed combined balance sheet.

American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (“SOP 90-7”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The Debtors’ condensed combined financial statements contained herein have been prepared in accordance with the guidance in SOP 90-7. The unaudited condensed combined financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon the application of such procedures, the Debtors believe that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position, and cash flows of the Debtors in the future.

Intercompany Transactions — Receivables and payables between the Debtors have been eliminated; however, intercompany transactions between the Debtors and non-debtor affiliates have not been eliminated in the financial statements contained herein. No conclusion as to the legal obligation related to these intercompany transactions is made by the presentation herein.

Liabilities Subject to Compromise — As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. SOP 90-7 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, continued reconciliation or other events.

Monthly Operating Report

December 1, 2012 through December 31, 2012

MOR-1

Debtors Combined Schedule of Operating Cash Flow

For the Period December 1, 2012 through December 31, 2012

(USD 000s)

BEGINNING CASH BALANCE (BANK) (1)	$62,026

RECEIPTS:
Accounts Receivable	19,686
Other	1,145
Total Receipts	$20,831

OPERATING DISBURSEMENTS (2)
Compensation & benefits	6,573
Operating disbursements	10,703
Intercompany Cash (From) / To Non- Debtors (3)	4,823
Total Operating Disbursements	$22,099
Restructuring Disbursements	561

Net Operating Cash Flow	$(1,829)

DIP Loan Interest and Fees
DIP Facility Interest	(510)
DIP Facility Fees	—
(510)

Total Disbursements Excl. Professional Fees	$23,170
Professional Fees	5,664
Net Cash Flow Before Debt Service	$(8,003)

Current Debt Service
Interest Payments	(215)
Total Amort. & Int. Payments	$(215)

DIP Borrowing
Interim DIP Loan Borrowings (Repayments)	$—
Final DIP Term Loan (Repayments)	—
Total DIP Borrowings	—
Net Cash Flow	$(8,218)
Change in Check Float	23
ENDING CASH BALANCE (BANK) (1)	$53,831

Notes:

(1)         Cash balances do not tie exactly to balance sheet as these do not include unavailable funds, outstanding checks, de-minimis bank account balances and other timing related differences.

(2)         Disbursements reflect when the relevant disbursement accounts are funded via check or wire rather than when clearing the bank.

(3)         Payment on account of invoices related to material procured from non-debtor subsidiaries.

MOR-1a

Schedule of Disbursements by Legal Entity

For the Period December 1, 2012 through December 31, 2012

(USD 000s)

Total
Filing Enities:	Case No:	Disbursements (1)
1 A123 Systems, Inc.	12-12859	$29,049
2 A123 Securities Corporation	12-12860	$—
3 Grid Storage Holdings LLC	12-12861	$—
$29,049

Notes:

(1)         Disbursements includes payments to third party vendors, suppliers, employees, professionals, interest, disbursements in accordance with various 1st day motions and transfers of cash from the Debtors’ to the Non-Debtors all in accordance with the Approved Budget, as defined in DIP Loan Agreement.

MOR-1b
Schedule of Professional Fees and Expenses Paid
For the Period December 1, 2012 through December 31, 2012

	Amount Paid this Period			Cumulative Amount Since Petition date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Alvarez & Marsal North America LLC	—	—	—	—	—	—
Latham & Watkins LLP	—	—	—	—	—	—
Lazard Frères & Co. LLC	—	—	—	—	—	—
Richards, Layton & Finger, P.A	—	—	—	—	—	—
Logan & Company, Inc.	—	—	—	—	—	—
TOTAL	$—	$—	$—	$—	$—	$—

Professional	Role
Alvarez & Marsal North America LLC	Debtors’ Financial Advisors
Latham & Watkins LLP	Debtors’ Bankruptcy Co-Counsel
Lazard Frères & Co. LLC	Debtors’ Investment Banker
Richards, Layton & Finger, P.A	Debtors’ Bankruptcy Co-Counsel
Logan & Company, Inc.	Debtors’ Administrative Advisor

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal
For the Period December 1, 2012 through December 31, 2012

Bank Account Reconciliations & Cash Disbursements Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis.  The Debtors affirm that within its financial accounting systems, check registers and/or disbursements journals are maintained for each disbursement account.

Bank statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that the bank account(s) were closed during the current reporting period.

•                  None

Opened Bank Accounts

The Debtors affirm that the bank account(s) were opened during the current reporting period.

•                  None

MOR-2

Debtors Condensed Combined Statements of Operations

For the Period October 16, 2012 through December 31, 2012, and

December 1, 2012 through December 31, 2012

(USD 000s -Unaudited)

	Oct. 16, 2012 -	Dec. 1, 2012 -
	Dec. 31, 2012	Dec. 31, 2012
Total Revenue	$21,018	$11,108

Cost of Goods Sold	42,968	25,217

Gross Profit (Loss)	(21,950)	(14,109)

Operating Expenses
Research and Development	12,395	5,760
Sales & Marketing	2,251	920
General and Administrative	19,399	13,256
Total Operating Expenses	34,045	19,936

Operating Profit (Loss)	$(55,995)	$(34,045)

Interest (Expense), Net (1)	(19,761)	(1,026)
Gain (Loss) on Foreign Exchange	(664)	12
Fair value adjustments (2)	14,323	—

Income (Loss) Before Income Taxes	(62,097)	(35,059)

Provision for Income Tax	109	67

Net Income (Loss)	(62,206)	(35,126)

See Notes to Debtors Condensed Combined Statements of Operations on the following pages:

MOR-2

Notes to Debtors Condensed Combined Statements of Operations
For the Period October 16, 2012 through December 31, 2012, and
December 1, 2012 through December 31, 2012
(USD 000s -Unaudited)

1.   Interest expense is comprised of the following:

	Oct. 16, 2012 -	Dec. 1, 2012 -
	Dec. 31, 2012	Dec. 31, 2012
2013 Senior Convertible notes:
Discount amortization	(11)	—
Accrued interest	(7)	14
Deferred financing cost amortization	(5)	—
	(23)	14

Wanxiang DIP Financing
Interest Paid	(510)	(510)
DIP Financing Cost	(2,855)	—
	(3,365)	(510)

Wanxiang Bridge Notes
Discount amortization	(11,287)	—
Interest Paid	(191)	(191)
Accrued interest	(100)	—
Deferred financing cost amortization	66	—
	(11,512)	(191)

2016 Convertible notes
Discount amortization	(3,006)	—
Accrued interest	(1,123)	(449)
Deferred financing cost amortization	(429)	—
	(4,558)	(449)

JCI DIP Financing costs	(614)	—
Mass Energy Loan	(35)	(14)
Capital leases - Waltham & Westboro	(330)	(132)
Other Deferred Financing cost amortization	(66)	—
LC Draw fees	(28)	—
Other Adjustments	(1)	(1)

Interest expense	(20,532)	(1,283)
Interest income	769	257
Interest expense, net	(19,763)	(1,026)

Note that interest on unsecured debt will only be allowed in the event the ultimate proceeds from asset sales any other estate recoveries exceeds the amount of total unsecured debt and all other secured and administrative claims are paid in full.

MOR-2

Notes to Debtors Condensed Combined Statements of Operations (con’t)
For the Period October 16, 2012 through December 31, 2012, and
December 1, 2012 through December 31, 2012
(USD 000s -Unaudited)

2.   The periodic mark-to-market adjustments for derivative liabilities for the reporting period are comprised of the following:

	Oct. 16, 2012 -	Dec. 1, 2012 -
	Dec. 31, 2012	Dec. 31, 2012
Embedded derivatives fair value adjustment	—	—
January 2012 Warrants	719	—
May 2012 Warrants	1,545	—
July 2012 Warrants	—	—
Wanxiang Warrants	12,059	—
Gain on change in fair value adjustments	14,323	—

Gain on Extinguishment of debt - 2013 Senior Notes	—	—

Total fair value adjustments	14,323	—

MOR-3
Debtors Condensed Combined Balance Sheets

As of the Petition Date and December 31, 2012
(USD 000s- Unaudited)

	Oct. 15, 2012	Dec. 31, 2012
Current Assets
Cash	$18,140	$52,729
Restricted Cash	2,216	1,338
Accounts Receivable, net	17,882	9,611
Inventory	70,580	60,330
Intercompany Receivables from Non-Debtors	20,005	20,722
Prepaid & Deferred Assets	26,005	31,508
Total Current Assets	$154,830	$176,238

Property & Equipment - Net	$71,924	$68,618

Goodwill & Intangibles
Long Term Grant Receivable	101,804	101,804
Other Assets	7,788	6,514
Intercompany Note Receivable from Non-Debtors	59,033	59,033
Other Long Term Investments	2,000	2,000
Investment in Subsidiaries	98,509	106,589
TOTAL ASSETS	$495,888	$520,796

Liabilities & Shareholders Equity (Deficit)
Current Liabilities
Accounts Payable	—	3,768
Accrued Expenses	47,049	52,195
Deferred Liabilities	51,233	54,699
Interim Debtor In Possession Loan	—	50,000
Inter Company Payables Debtors	—	—
Inter Company Payables to Non-Debtors	—	20,201
Other	6,270	5,856
Total Current Liabilities	$104,552	$186,719

Long Term Debt	$4,035	$18,471
Other Liabilities	18,737	$18,581
Total Liabilities	$127,324	$223,771

Liabilities Subject to Compromise
Inter Company Payables to Non-Debtors	$20,439	$12,446
Obligations to Third Parties	207,065	$195,533
Total Liabilities Subject to Compromise	$227,504	$207,979

Shareholders Equity (Deficit)	$141,060	$89,046
Total Liabilities & Shareholders Equity (Deficit)	$495,888	$520,796

See Notes to Debtors Condensed Combined Balance Sheets on the following page

MOR-3
Notes to Debtors Condensed Combined Balance Sheets

As of the Petition Date and December 31, 2012
(USD 000s - Unaudited)

1.              Debt is comprised of the following:

	12/31/2012	10/15/2012
Senior Secured Bridge Loan Facility	18,471	12,500
Less discount related to fair value of associated warrants	—	(11,287)
Net Senior Secured Bridge Loan Facility	18,471	1,213
Mass clean energy loan	2,857	2,822
Interim Debtor In Possession Loan	50,000	—
Total	71,328	4,035
Less amounts classified as current	50,000	—
Long Term Debt	21,328	4,035

2.              Liabilities subject to compromise consist of the following:

Liabilities Subject to Compromise	15-Oct-12	31-Dec-12

2015 Convertible Notes	$2,748	$2,759
3.75% 2016 Convertible Notes	140,744	146,607
Accounts Payable	29,131	18,792
Accrued Expenses	7,601	13,092
Non -Debtor Intercompany Payables	20,439	12,446
Deferred Revenue	130	4,530
Other Liabilities	12,388	9,754
Preferred Stock Warrant Liability	14,323	(0)
TOTAL	$227,504	$207,980

3.              The Company updated its investment in Subsidiaries at 10/15/2012 that resulted in a reduction of $11,948 with a corresponding change to Shareholders Equity.

Declaration Regarding the Status of Post Petition Taxes of the Debtors

As of December 31, 2012

COMMONWEALTH OF MASSACHUSETTS,

MIDDLESEX COUNTY

Richard E. Johnson hereby declares and states:

1. I am Chief Accounting Officer & Controller for A123 Systems, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”).  I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2. All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3. To the best of my knowledge, the Debtors have filed all necessary federal, state and local tax returns and made all required post petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights. (1)

Dated:	January 31, 2013	Respectfully submitted,
Waltham, Massachusetts
/s/ David Prystash
David Prystash

(1) The Debtors use ADP for the remittance of all payroll taxes.

MOR-4

Combined Debtors Summary of Unpaid Post Petition Accounts Payable

December 31, 2012

(USD 000s - Unaudited)

	Days Past Due (1)
	Current	1-30 Days	31-60 Days	61-90 Days	> 90 Days	Total
Trade Debt	$604	$255	$76	$13	$0	$948
	64%	27%	8%	1%	0%	100%

Other Payables (2)
Un-invoiced Receipts	$2,239
Invoiced not Entered	$581
Total Post - Petition Accounts Payable	$3,768

Notes:

(1)         Days since date of invoice.

(2)         Represents goods/services received by the Debtors’ for which an invoice has not yet been received or entered into the Debtors’ financial accounting system.

MOR-5

Combined Debtors Accounts Receivable and Aging

December 31, 2012

(USD 000s - Unaudited)

	Days Aged (net)
	Current	1-30Days	31-60Days	61-90 Days	> 90Days	Total
Customer Receivables	5,537	1,062	2,100	894	2,154	$11,747
	47%	9%	18%	8%	18%	100%

Adjustments
Unbilled	$(570)
Allowance	$(1,564)
Un-Applied	$(3)
Total Accounts Receivable	$9,611

MOR-6
Debtor Questionnaire
For the Period January 1, 2012 through October 31, 2012

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation.		X
3.	Have all post petition tax returns been timely filed? If no, provide an explanation.	X
4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X
5.

Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X